                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus

             CLASS 2
             May 1, 2002

                        CREDIT SUISSE TRUST

                        - SMALL CAP VALUE PORTFOLIO

              Credit Suisse Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

              As with all mutual funds, the Securities and Exchange Commission has not approved these securities, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

              The Trust is advised by Credit Suisse Asset Management,
              LLC.

                                    CONTENTS

KEY POINTS................... ....................           4
   Goal and Principal Strategies..................           4
   Investor Profile...............................           4
   A Word About Risk..............................           5
PERFORMANCE SUMMARY............... ...............           6
INVESTOR EXPENSES................ ................           7
   Fees and Portfolio Expenses....................           7
   Example........................................           8
THE PORTFOLIO IN DETAIL............. .............           9
   The Management Firm............................           9
   Portfolio Information Key......................           9
   Goal and Strategies............................          11
   Portfolio Investments..........................          11
   Risk Factors...................................          12
   Portfolio Management...........................          12
   Investor Expenses..............................          12
   Financial Highlights...........................          13
MORE ABOUT RISK................. .................          14
   Introduction...................................          14
   Types of Investment Risk.......................          14
   Certain Investment Practices...................          17
MEET THE MANAGER................ .................          20
ABOUT YOUR ACCOUNT............... ................          21
   Share Valuation................................          21
   Statements and Reports.........................          21
   Distributions..................................          21
   Taxes..........................................          22
BUYING AND SELLING SHARES............ ............          23
OTHER INFORMATION................ ................          24
FOR MORE INFORMATION............... ..............  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


-------------------------------------------------------------------------------------------------
PORTFOLIO/RISK FACTORS     GOAL                STRATEGIES
-------------------------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO  High level of       - Invests primarily in equity securities of small
Risk factors:              growth of capital     U.S. companies
 Market risk                                   - Employs a value orientated investment approach
 Special-situation                               seeking securities that appear to be underpriced
companies
 Start-up and other small
 companies
-------------------------------------------------------------------------------------------------

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth

 - want to diversify their investments with stock funds

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value

 - are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

SPECIAL-SITUATION COMPANIES

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

                          PERFORMANCE SUMMARY



Performance for Class 2 shares is not provided because this class has not yet commenced operations.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are based on actual expenses (before fee waivers and expense reimbursements) of the portfolio's initial class of shares for the fiscal year ending December 31, 2001, with the addition of Class 2's 12b-1 fee. The table and the example on the next page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

-------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
-------------------------------------------------------------------------
Sales charge "load" on purchases                                 NONE
-------------------------------------------------------------------------
Deferred sales charge "load"                                     NONE
-------------------------------------------------------------------------
Sales charge "load" on reinvested distributions                  NONE
-------------------------------------------------------------------------
Redemption fees                                                  NONE
-------------------------------------------------------------------------
Exchange fees                                                    NONE
-------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from portfolio assets)
-------------------------------------------------------------------------
Management fee                                                  0.88%
-------------------------------------------------------------------------
Distribution and service (12b-1) fee                            0.25%
-------------------------------------------------------------------------
Other expenses*                                                 7.85%
-------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES**                     8.98%
-------------------------------------------------------------------------

* Other expenses are based on estimated amounts for the current fiscal year.

** Estimated fees and expenses for the fiscal year ending December 31, 2002 are shown below. Fee waivers and expense reimbursements or credits may reduce some expenses during 2002 but may be discontinued at any time:

                       EXPENSES AFTER
                        WAIVERS AND
                       REIMBURSEMENTS
    Management fee                                              0.00%
    Distribution and service (12b-1) fee                        0.25%
    Other expenses                                              1.29%
                                                                -----
    NET ANNUAL PORTFOLIO OPERATING EXPENSES                     1.54%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, a portfolio returns 5% annually, expense ratios remain as listed in the table on the opposite page (before fee waivers, reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
                 ONE YEAR                                   THREE YEARS
--------------------------------------------------------------------------------
                   $880                                       $2,537
--------------------------------------------------------------------------------

                            THE PORTFOLIO IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $78 billion in the U.S. and $303 billion globally

 - Credit Suisse Asset Management is the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse. Under the management of Credit Suisse First Boston, Credit Suisse Asset Management will continue to provide asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" throughout this Prospectus.

     PORTFOLIO
     INFORMATION KEY

   A concise description of the portfolio begins on page 11. The description provides the following information:

GOAL AND STRATEGIES

   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individual designated by the investment adviser to handle the portfolio's day-to-day management.

INVESTOR EXPENSES

   Estimated expenses (after fee waivers and reimbursements) for the 2002 fiscal year. Actual expenses may be higher or lower. Additional expenses are, or may be, imposed under the variable contracts or plans.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio.

   Expressed as a percentage of average net assets after waivers.

 - DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the portfolio to the distributor to promote the sale of Class 2 shares and the servicing of Class 2 accounts of the portfolio. Expressed as a percentage of average net assets.

 - OTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS

   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The portfolio seeks a high level of growth of capital. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in equity securities of small U.S. companies that appear to be undervalued.

   In seeking to identify undervalued companies, the portfolio manager looks at:

 - stocks issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth

 - the fundamentals of each company at the present time, rather than attempting to anticipate what changes might occur in the stock market, the economy or the political environment

 - the earning power or purchase value of the company relative to its current stock price

 - whether the company has an established presence in its industry, in a product or in a market niche

   In choosing a security, the portfolio manager also considers whether the management owns a significant stake in the company.

   The portfolio manager may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

   The portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies on the Russell 2000 Index at the time of purchase. As of December 31, 2001, the Russell 2000 Index included companies with market capitalizations between $2.79 million and $2.96 billion.

   Some companies may outgrow the definition of a small company after the portfolio has purchased their securities. These companies continue to be considered small for purposes of the portfolio's minimum 80% allocation to small company equities. In addition, the portfolio may invest in companies of any size once the 80% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

     PORTFOLIO INVESTMENTS

   The portfolio invests primarily in:

 - Common stock

 - Preferred stock

 - Securities convertible into common stocks

 - Securities such as warrants, whose values are based on common stock

 - Investment grade debt securities including U.S. government and municipal and other financial instruments

   The portfolio may invest in unlisted securities and securities traded over-the-counter. The portfolio may invest up to 20% of its net assets in debt securities, including up to 5% of its net assets in non-investment-grade debt securities. The portfolio may also invest up to 20% of its net assets in foreign securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - special-situation companies

 - start-up and other small companies

   The value of your investment generally will fluctuate in response to stock-market movements. The portfolio's performance will largely depend upon the performance of value stocks, which may be more volatile than the overall stock market.

   Different types of investment styles (such as "growth" vs. "value" strategies) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing a growth strategy).

   Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Small companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.

   "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Christopher F. Corapi manages the portfolio. You can find out more about him in "Meet the Manager."

     INVESTOR EXPENSES

   Expected expenses (after fee waivers and reimbursements) for the 2002 fiscal year:

   Management fee                                                       0.00%

   Distribution and service
    (12b-1) fees                                                        0.25%

   All other expenses                                                   1.29%

     Total expenses                                                     1.54%

   The management fee is 0.88% on assets up to $100 million. The management fee declines to 0.75% on assets between $100 million and $200 million, and to 0.50% on assets above $200 million.

                              FINANCIAL HIGHLIGHTS

The portfolio's Class 2 shares have not yet commenced operations. The figures below are related to the portfolio's initial class of shares and have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the portfolio's Annual Report.

------------------------------------------------------------------------
PERIOD ENDED:                                                 12/01(1)
PER SHARE DATA
------------------------------------------------------------------------
Net asset value, beginning of period                         $    10.00
------------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income                                            -- (2)
Net gains on investments
 (both realized and unrealized)                                    0.60
------------------------------------------------------------------------
 Total from investment operations                                  0.60
------------------------------------------------------------------------
Net asset value, end of period                               $    10.60
------------------------------------------------------------------------
Total return                                                      6.00%(3)
------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of period (000s omitted)                         $3,430
Ratio of expenses to average net assets                           1.29%(4)
Ratio of net investment income to average net assets              0.03%(4)
Decrease reflected in above operating expense ratios due to
 waivers/reimbursements                                           7.44%(4)
Portfolio turnover rate                                              1%
------------------------------------------------------------------------

(1) For the period November 30, 2001 (inception date) through December 31, 2001.
(2) This amount represents less than $0.01 per share.
(3) Non-annualized.
(4) Annualized.

                                MORE ABOUT RISK
     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussion of the portfolio contains more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

   The portfolio offers its shares to (i) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (ii) tax-qualified pension and retirement plans including participant-directed plans which elect to make the portfolio an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the portfolio may conflict. The Board of Trustees will monitor the portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investments in the portfolio, which may cause the portfolio to sell securities at disadvantageous prices and disrupt orderly portfolio management. The Board also may refuse to sell shares of the portfolio to any variable contract or plan or may suspend or terminate the offering of shares of a portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the portfolio would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or the portfolio's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
/20%/  Italic type (e.g., /20%/) represents an investment limitation as a percentage of
       NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of
       TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant extent
--     Not permitted

-----------------------------------------------------------------------
 INVESTMENT PRACTICE                                             LIMIT
-----------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                      /33 1/3%/
-----------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                                [ ]
-----------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures,
forwards or swaps, intended to manage portfolio exposure to
currency risk. Options, futures or forwards involve the
right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit, currency,
hedged exposure, liquidity, political, valuation risks.           [ ]
-----------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject the
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                  [ ]
-----------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                          [-]
-----------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, operational, political, valuation risks.      /20%/
-----------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                            [ ]
-----------------------------------------------------------------------

-------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
-------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                     /20%/
-------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including pass-through
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.             [ ]
-------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the
District of Columbia and their political subdivisions,
agencies and instrumentalities. Municipal securities may be
affected by uncertainties regarding their tax status,
legislative changes or rights of municipal-securities
holders. Credit, interest-rate, market, regulatory risks.          [ ]
-------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/ Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                  /5%/
-------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The portfolio may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market speculative
exposure, valuation risks.                                         [ ]
-------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                        [ ]
-------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real estate related loans or interests. Credit,
interest-rate, market risks.                                       [-]
-------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                            /15%/
-------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                        /33 1/3%/
-------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market will drop. If the portfolio were to take short positions in stocks that increase in value,
then the portfolio would have to repurchase the securities
at that higher price and it would be likely to underperform
similar mutual funds that do not take short positions.
Liquidity, market, speculative exposure risks.                    /10%/
-------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale where the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                               /10%/
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
-------------------------------------------------------------------------
SHORT-TERM TRADING Selling a security shortly after
purchase. A portfolio engaging in short-term trading will
have higher turnover and transaction expenses. Increased
short-term capital gains distributions could raise
shareholders' income tax liability.                                [ ]
-------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the portfolio's performance if the anticipated benefits of
the special situation do not materialize. Information,
market risks.                                                      [-]
-------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                [-]
-------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and
other instruments that allow the portfolio to gain access to the performance of a benchmark asset (such as an index or
selected stocks) where the portfolio's direct investment is
restricted. Credit, currency, information, interest-rate,
liquidity, market, political, speculative exposure,
valuation risks.                                                   [ ]
-------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent the
portfolio from achieving its goal.                                 [ ]
-------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                10%
-------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                       /20%/
-------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders for either an initial period or until maturity and
are issued at a discount from maturity value. At maturity,
return comes from the difference between purchase price and
maturity value. Interest-rate, market risks.                       [ ]
-------------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGER

  The day-to-day portfolio management of the portfolio is the responsibility of the following individual:

  CHRISTOPHER F. CORAPI, Managing Director, has been Portfolio Manager of the portfolio since April 2002. Mr. Corapi is supported by the Credit Suisse Value Team. Mr. Corapi is the Head of U.S. Equities at CSAM, which he joined in July 2000. Previously, Mr. Corapi spent from 1991 until July 2000 in a number of positions at J.P. Morgan Investment Management ("JPMIM"). During his career at JPMIM, Mr. Corapi was a U.S. equity analyst with a concentration in the energy, basic industry and consumer cyclical sectors, and last held the position of global head of emerging market equity research. Mr. Corapi holds a B.S. in Business Administration from Alfred University and is a Certified Public Accountant.

           Job title indicates position with the investment adviser.

                               ABOUT YOUR ACCOUNT
     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of its shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its price. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     STATEMENTS AND REPORTS

   The portfolio produces financial reports, which include among other things a list of the portfolio's holdings, semiannually and updates its prospectus annually. The portfolio generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the portfolio may choose to mail only one report, prospectus or proxy statement, as applicable, to your household, even if more than one person in the household has an account with the portfolio. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

     DISTRIBUTIONS

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends annually, usually in December. The portfolio typically distributes capital gains annually in December. Unless otherwise specified, distributions will be reinvested automatically in additional shares of the portfolio.

   Estimated year-end distribution information, including record and payment dates, will be available late in the year at www.CreditSuisseFunds.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio is taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. The portfolio may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any specific purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the portfolio considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the portfolio and its shareholders

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - impose minimum investment amounts after 15 days' notice to current investors of any increase

 - charge a wire-redemption fee

 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                               OTHER INFORMATION
     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for making the portfolio available to you.

   The portfolio has adopted a Rule 12b-1 plan for Class 2 shares to pay distribution and service fees for the sale and servicing of Class 2 shares.

   Under the 12b-1 plan, CSAMSI receives fees at an annual rate of 0.25% of average daily net assets of the portfolio's Class 2 shares. Because the fees are paid out of the portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

   Distribution and service fees are used to pay to promote the sale of Class 2 shares and the servicing of Class 2 accounts of the portfolio. Under the 12b-1 plan, the portfolio pays a fee to the distributor, which in turn remits all or a portion of the fee to participating insurance companies and pension and retirement plans to reimburse them for various costs incurred or paid by these companies and plans in connection with marketing, distributing and servicing Class 2 shares. The distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to a participating insurance company itself. Examples of expenses payable under the 12b-1 plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature) to policyholders and plan participants, holding seminars and sales meetings, providing customer service to policyholders and plan participants and paying sales compensation to insurance company and plan employees.

   With respect to the portfolio, CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering portfolio shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the portfolio may reimburse a portion of these payments.

                       This page intentionally left blank

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio manager discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact the Trust to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Trust
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Trust
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBER:

Credit Suisse Trust                                                    811-07261

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 9030, BOSTON, MA 02205-9030
800-222-8977 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSTSC-1-0502

                       STATEMENT OF ADDITIONAL INFORMATION

                              ___________ __, 2002


                               CREDIT SUISSE TRUST

                              High Yield Portfolio
                               Blue Chip Portfolio
                            Small Cap Value Portfolio
                          Strategic Small Cap Portfolio

This combined Statement of Additional Information provides information about Credit Suisse Trust (the "Trust"), relating to the High Yield, Blue Chip, Small Cap Value Portfolio (with respect to its initial class of shares and its Class 2 shares) and Strategic Small Cap Portfolio (each a "Portfolio," and together, the "Portfolios") that supplements information contained in the Prospectuses for the Portfolios (the "Prospectuses"), each dated May 1, 2002. With respect to the Class 2 Shares of the Small Cap Value Portfolio, this combined Statement of Additional Information is not complete and is subject to change. We may not sell the Class 2 Shares of the Small Cap Value Portfolio until the Registration Statement filed with the Securities and Exchange Commission becomes effective.

This Statement of Additional Information is not itself a prospectus; no investment in shares of the Portfolios should be made solely upon the information contained herein. Because the High Yield and Strategic Small Cap Portfolios have not yet commenced operations, they have no information available about current performance. Copies of the Trust's Prospectuses and Annual Reports and, when available, information regarding each Portfolio's current performance may be obtained by writing or telephoning:



                               CREDIT SUISSE TRUST
                                  P.O. BOX 9030
                              BOSTON, MA 02205-9030
                                 1-800-222-8977

                                TABLE OF CONTENTS

                                                                                                           PAGE
INVESTMENT OBJECTIVES AND POLICIES ...................................................................        1
         General Investment Strategies................................................................        1
         Strategic and Other Transactions.............................................................        2
                  Options on Securities and Securities Indices and Currency Transactions..............        2
                  Securities Options..................................................................        2
                  Securities Index Options............................................................        5
                  OTC Options.........................................................................        5
                  Currency Exchange Transactions......................................................        6
         Forward Currency Contracts...................................................................        6
         Currency Options.............................................................................        7
         Currency Hedging.............................................................................        7
         Futures Activities...........................................................................        8
         Futures Contracts............................................................................        8
         Options on Futures Contracts.................................................................        9
         Hedging Generally............................................................................       10
         Asset Coverage for Forward Contracts, Options, Futures and Options on Futures................       11
         Foreign Investments..........................................................................       11
                  Foreign Currency Exchange...........................................................       12
                  Information.........................................................................       12
                  Political Instability...............................................................       12
                  Foreign Markets.....................................................................       13
                  Increased Expenses..................................................................       13
                  Dollar-Denominated Debt Securities of Foreign Issuers...............................       13
                  Privatizations......................................................................       13
                  Foreign Debt Securities.............................................................       13
                  Sovereign Debt......................................................................       14
                  Brady Bonds.........................................................................       15
                  Depositary Receipts.................................................................       15
                  Emerging Markets....................................................................       16
                  Euro Conversion.....................................................................       16
         U.S. Government Securities...................................................................       16
         Money Market Obligations.....................................................................       17
                  Repurchase Agreements...............................................................       17
                  Money Market Mutual Funds...........................................................       18
         Debt Securities..............................................................................       18
         Below Investment Grade Securities............................................................       18
         Convertible Securities.......................................................................       20
         Structured Securities........................................................................       20
                  Mortgage- Backed Securities.........................................................       20
                  Asset- Backed Securities............................................................       21
                  Loan Participations and Assignments.................................................       22

                  Structured Notes, Bonds or Debentures...............................................       23
                  Stand-By Commitments (High Yield Portfolio).........................................       23
                  Collateralized Mortgage Obligations (High Yield Portfolio)..........................       24
                  Zero Coupon Securities..............................................................       25
         Temporary Defensive Strategies...............................................................       25
         Securities of Other Investment Companies.....................................................       25
         Lending of Portfolio Securities..............................................................       26
         When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments................       27
                  To-Be-Announced Mortgage-Backed Securities..........................................       28
         Short Sales..................................................................................       28
         Short Sales "Against the Box"................................................................       28
         Reverse Repurchase Agreements and Dollar Rolls...............................................       29
         Warrants.....................................................................................       30
         Non-Publicly Traded and Illiquid Securities..................................................       30
                  Rule 144A Securities................................................................       31
         Interest Only and Principal Only Instruments.................................................       32
         Borrowing....................................................................................       32
         Small Capitalization and Emerging Growth Companies; Unseasoned Issuers.......................       32
         "Special Situation" Companies................................................................       33
         General......................................................................................       33
         REITs  (Blue Chip Portfolio, Small Cap Value Portfolio and Strategic Small Cap Portfolio)....       34
         Section 4(2) Paper (High Yield Portfolio)....................................................       34
         Non-Diversified Status (High Yield Portfolio, Strategic Small Cap Portfolio).................       34
INVESTMENT RESTRICTIONS...............................................................................       35
         All Portfolios...............................................................................       35
PORTFOLIO VALUATION...................................................................................       37
PORTFOLIO TRANSACTIONS................................................................................       38
PORTFOLIO TURNOVER....................................................................................       40
MANAGEMENT OF THE TRUST...............................................................................       41
         Officers and Board of Trustees...............................................................       41
         Trustees' Compensation.......................................................................       52
         Portfolio Managers...........................................................................       53
         Code of Ethics...............................................................................       54
         Investment Adviser and Co-Administrators.....................................................       54
         Custodian and Transfer Agent.................................................................       57
         Distribution and Shareholder Servicing.......................................................       58
         Organization of the Trust....................................................................       59
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION........................................................       60
ADDITIONAL INFORMATION CONCERNING TAXES...............................................................       61
         Investment in Passive Foreign Investment Companies...........................................       63
DETERMINATION OF PERFORMANCE..........................................................................       64
INDEPENDENT ACCOUNTANTS AND COUNSEL...................................................................       66

FINANCIAL STATEMENTS..................................................................................       66
MISCELLANEOUS.........................................................................................       66
APPENDIX..............................................................................................      A-1

                       INVESTMENT OBJECTIVES AND POLICIES

                  The following information supplements the descriptions of each Portfolio's investment objective and policies in the Prospectus for that Portfolio. There are no assurances that the Portfolios will achieve their investment objectives.

                  The investment objective of the High Yield Portfolio is high total return.

                  The investment objective of the Blue Chip Portfolio is long-term capital appreciation.

                  The investment objective of the Small Cap Value Portfolio is a high level of growth of capital.

                  The investment objective of the Strategic Small Cap Portfolio is capital appreciation.

                  The above investment objectives are fundamental and cannot be changed without an affirmative vote of the holders of a majority of a Portfolio's outstanding shares.

                  The High Yield Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities which at the time of purchase are rated below investment grade by at least one of the primary ratings services such as Standard & Poor's Ratings Services and Moody's Investors Service. The Blue Chip Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. "blue chip" companies. Blue chip companies are those companies which, at the time of purchase, are represented in the S&P 500 Index. The Small Cap Value Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies that appear to be undervalued. The Strategic Small Cap Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowing for investment purposes, in equity securities of small U.S. companies. These percentage requirements will not be applicable during periods when a Portfolio pursues a temporary defensive strategy, as discussed below. The Portfolios' 80% investment policies are non-fundamental and may be changed by the Board of Trustees of the Trust to become effective upon at least 60 days' notice to shareholders of the applicable Portfolio prior to any such change.

General Investment Strategies.

                  Unless otherwise indicated, all of the Portfolios are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth in this Statement of Additional Information. Any percentage limitation on the ability of the Blue Chip, Small Cap Value or Strategic Small Cap Portfolios to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

                  The Portfolios are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

Strategic and Other Transactions.

                  Each Portfolio may enter into options, futures or currency transactions for hedging purposes or to increase total return. Up to 25% of a Portfolio's assets may be at risk in connection with these strategies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid and, in the case of writing options, the value of the underlying obligation.


                   Options on Securities and Securities Indices and Currency Transactions. Each Portfolio may purchase and write (sell) options on securities, securities indices and currencies.


                  Securities Options. Each Portfolio may write covered put and call options on stock and debt securities and each Portfolio may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options.

                  Each Portfolio that may write options realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Portfolio that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

                  In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Portfolio may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolios may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, the Portfolios' investment adviser ("CSAM"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or, if permissible, written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker- dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the OTC market may be more limited than for exchange- traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Trust, a Portfolio and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.


                  Securities Index Options. Each Portfolio may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.


                  OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

                  Exchange traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.


                  Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events. Each Portfolio may engage in currency exchange transactions for both hedging purposes and to increase total return.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Currency Options. The Portfolios may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the foreign currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

Futures Activities.

                  Each Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Portfolio's policies. There is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

                  Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

Hedging Generally.

                  In addition to entering into options, futures and currency transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

                  In hedging transactions based on an index, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

                  A Portfolio will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Portfolio of hedging transactions will be subject to CSAM's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

                  To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

Asset Coverage for Forward Contracts, Options, Futures and Options on Futures.

                  Each Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Portfolios on currencies, securities and securities indices; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

                  For example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Foreign Investments.

                  The High Yield Portfolio may invest without limit in U.S. dollar-denominated securities of issuers doing business primarily outside the U.S. or domiciled outside the U.S. or non-U.S. governments, government entities or political subdivisions ("foreign securities") and up to 10% of its total assets in foreign securities denominated in currencies other than U.S. dollars. The Blue Chip Portfolio and the Strategic Small Cap Portfolio may each invest up to 10%, and the Small Cap Value Portfolio may invest up to 20%, of the value of its net assets in foreign securities. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  Foreign Currency Exchange. Since each Portfolio may invest in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Portfolio with respect to its foreign investments. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Exchange Transactions" and "Futures Activities" above.

                  Information. Many of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased liquidity.

                  Increased Expenses. The operating expenses of a Portfolio, to the extent it invests in foreign securities, can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

                  Dollar-Denominated Debt Securities of Foreign Issuers. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year- to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  Privatizations. The Portfolios may each invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Portfolios, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

                  Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which a Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the new single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999. As of January 1, 2002, the euro became the official legal tender of the eleven member states.

                  Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of a default. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

                  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

                  The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While CSAM intends to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

                  Investors should also be aware that certain sovereign debt instruments in which a Portfolio may invest involve great risk. Sovereign debt of issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service ("Moody's") and Standard and Poor's Ratings Service ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Portfolio's ability to dispose of particular issues when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's portfolio and calculating its net asset value.

                  Brady Bonds. Each Portfolio may invest in so- called "Brady Bonds," to the extent permitted by its other investment restrictions, which have been issued by, among other countries, Argentina, Brazil, the Dominican Republic, Mexico, Nigeria, the Philippines, Poland, and Venezuela and which may be issued by other Latin American and ex-Soviet Union countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history, and are subject to, among other things, the risk of default. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and some are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

                  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

                  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

                  Depositary Receipts. Assets of the Portfolios may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies. The risks associated with investing in securities of non-

U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.

                  Emerging Markets. Each of the Portfolios may, to the extent permitted by its percentage restriction in foreign securities, invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

                  Euro Conversion. The introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic Monetary Union presented and continues to present unique risks and uncertainties for investors in those countries, including (i) the fluctuation of the euro relative to non-euro currencies and whether (ii) the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Portfolios.

U.S. Government Securities

                  The obligations issued or guaranteed by the U.S. government in which the Portfolios may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

                  Other U.S. government securities in which the Portfolios may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

Money Market Obligations.

                  Each of the Portfolios is authorized to invest, under normal market conditions, up to 20% of their respective net assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

                  Repurchase Agreements. Each Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

                  Money Market Mutual Funds. Where CSAM believes that it would be beneficial to a Portfolio and appropriate considering the factors of return and liquidity, the Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or CSAM. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's management fees and other expenses with respect to assets so invested.

Debt Securities.

                  The High Yield Portfolio may invest an unlimited percentage of its net assets in debt securities. The Blue Chip Portfolio, the Small Cap Value Portfolio and the Strategic Small Cap Portfolio may each invest up to 20% of the value of their respective net assets in debt securities. Any percentage limitation on the ability of the Blue Chip, Small Cap Value and Strategic Small Cap Portfolios to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below. The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

                  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Portfolio should continue to hold the securities.

                  Each Portfolio may invest in zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders in a Portfolio that invests in zero coupon securities.

Below Investment Grade Securities.

                  The High Yield Portfolio will invest in below investment grade securities. The High Yield Portfolio has established no rating criteria for the debt securities in which it may invest.

                  The Blue Chip Portfolio, Small Cap Value Portfolio and Strategic Small Cap Portfolio may each invest or hold up to 5% of its respective net assets in securities rated below investment grade at the time of purchase, which will be included in any overall investment limitation or investment minimum on debt securities.

                  Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by CSAM to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and not absolute standards of quality.

                  Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                  While the market values of below investment grade securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

                  An economic recession could severely disrupt the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

                  A Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Trust anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

                  The market value of below investment grade securities is also more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolio's net asset value. A Portfolio will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by S&P and Moody's, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether a Portfolio should continue to hold the securities. Normally, below-investment grade securities are not intended for short-term investment. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

Convertible Securities.

                  Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Structured Securities.

                  The Portfolios may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

                  Mortgage-Backed Securities. Each Portfolio may invest in mortgage-backed securities, such as those issued by GNMA, FNMA, FHLMC or certain foreign issuers. Non-government issued mortgage-backed securities may offer higher yields that those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio's yield. In addition, mortgage-backed securities issued by certain non-government entities and CMOs may be less marketable than other securities.

                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  Asset-Backed Securities. Each Portfolio may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and a Portfolio will therefore not purchase any asset-backed securities which would cause 25% or more of a Portfolio's net assets at the time of purchase to be invested in asset-backed securities.

                  Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. A Portfolio may purchase asset-backed securities that are unrated.

                  Loan Participations and Assignments. Each Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrower (a "Borrower") and one or more financial institutions ("Lenders"). Many of a Portfolio's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Portfolios will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by CSAM to be creditworthy.

                  When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                  There are risks involved in investing in Participations and Assignments. A Portfolio may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.

                  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

                  Stand-By Commitments (High Yield Portfolio). The High Yield Portfolio may acquire "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specified securities at a specified price. The Portfolio's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Portfolio may also be referred to as "put" options. A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying securities to a third party at any time. The Portfolio does not currently intend to invest more than 5% of net assets in stand-by commitment agreements.

                  The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Portfolio will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of CSAM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims.

                  The amount payable to the Portfolio upon its exercise of a stand- by commitment is normally (i) the Portfolio's acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

                  The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio's portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

                  The Portfolio would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value. Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio. Stand- by commitments would not affect the average weighted maturity of the Portfolio's portfolio.

                  Collateralized Mortgage Obligations (High Yield Portfolio). The High Yield Portfolio may also purchase collateralized mortgage obligations
(CMOs) issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Portfolio may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

                  CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (i.e.

payments of principal are made to two or more classes concurrently). CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged-related obligations.

                  The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by the Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

                  Zero Coupon Securities. Each Portfolio may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. The High Yield Portfolio currently anticipates that zero coupon securities will not exceed 5% of its net assets.

                  A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Portfolios anticipate that they will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

Temporary Defensive Strategies.

                  When CSAM believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in money market obligations, as described above under "Money Market Obligations."

Securities of Other Investment Companies.

                  Each Portfolio may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets. As a shareholder of another investment company, each Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations.

Lending of Portfolio Securities.

                  A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees (the "Board"). These loans, if and when made, may not exceed 33 1/3% of the Portfolio's total assets (including the loan collateral) taken at value. A Portfolio will have the right to call such loans and obtain the securities loaned at any time on five days' notice. A Portfolio will not lend portfolio securities to CSAM, any sub-investment adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

                  By lending its securities, a Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not an investment objective of the Portfolios, income received could be used to pay a Portfolio's expenses and would increase an investor's total return. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least the applicable percentage of cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Portfolios to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of a Portfolio's securities will be fully collateralized and marked to market daily.

                  The Trust and CSAM have applied for an order of exemption (the "Order") from the SEC to permit Credit Suisse First Boston, New York branch ("CSFB") to act as lending agent for the Trust, to permit securities loans to broker-dealer affiliates of CSAM and CSFB, and to permit the investment of cash collateral received in connection with securities loans in an affiliated fund (the "Affiliated Portfolio"). If the Order were granted, it will contain a number of conditions that are designed to ensure that the securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions will include that no more than 10% of a lending fund's (including the Portfolios') net assets may be loaned to any one affiliated broker-dealer and that no more than 50% of a lending fund's net assets may be loaned in the aggregate to affiliated broker-dealers. In addition, these conditions include percentage limitations on the amount of a fund's assets that may be invested in the Affiliated Portfolio, restrictions on the Affiliated Portfolio's ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Affiliated Portfolio will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments.

                  Each Portfolio may purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The High Yield Portfolio may also purchase securities on a forward commitment basis. The High Yield Portfolio currently anticipates that securities purchased on a "when-issued" basis and securities purchased or sold for delayed delivery will not exceed 25% of its net assets. The Blue Chip Portfolio, Small Cap Value Portfolio and Strategic Small Cap Portfolio may each use up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery. The Portfolios do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. A Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Portfolio engages in when- issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction.

                  Each Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

                  To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a "TBA") at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Portfolio agrees to accept any mortgage-backed security that meets specified terms. Thus, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio. For a further description of mortgage-backed securities, see "Structured Securities - Mortgage-Backed Securities" above.

Short Sales.

                  Each of the Portfolios may seek to realize additional gains through short sales. In a short sale, a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio will make a profit or incur a loss as a result of a short sale depending on whether the price of the security decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.

                  A Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds of the short sale) will not be less than the market value of the securities at the time they were sold short.

                  The current market value of securities sold short (excluding short sales "against the box") will not exceed 10% of each Portfolio's net assets.

Short Sales "Against the Box".

                  Each of the Portfolios may enter into short sales "against the box." Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such sales at any one time. While a short sale is made by selling a security a Portfolio does not own, a short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. If a Portfolio engages in a short sale, the collateral for the short position will be segregated by the Portfolio's custodian or qualified sub- custodian. While the short sale is open, the Portfolio will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

                  A Portfolio may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

Reverse Repurchase Agreements and Dollar Rolls.

                  Each Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Portfolio enters into a reverse repurchase agreement, it will segregate cash or liquid securities in an account with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                  The Portfolios may also enter into "dollar rolls," in which a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio would forego principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has agreed to purchase. At the time a Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

Warrants. (Blue Chip Portfolio, Small Cap Value Portfolio and Strategic Small Cap Portfolio)

                  The Blue Chip Portfolio, the Small Cap Value Portfolio and the Strategic Small Cap Portfolio may each invest up to 10% of its net assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Portfolio may invest in warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights except for the right to purchase the underlying security.

Non-Publicly Traded and Illiquid Securities.

                  The Portfolios may each invest in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and certain Rule 144A Securities (as defined below). Each Portfolio may invest up to 15% of its net assets in such securities. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should such Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Portfolio's net assets could be adversely affected.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolios. The Board has adopted guidelines and delegated to CSAM the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

Interest Only and Principal Only Instruments.

                  Each of the Portfolios may invest in securities representing interests in a pool of mortgages or other assets the cash flow of which has been separated into its interest and principal components, commonly known as "IOs" (interest only) and "POs" (principal only). IOs and POs issued by parties other than agencies or instrumentalities of the U.S. Government are considered, under current guidelines of the staff of the SEC, to be illiquid securities.

Borrowing.

                  Each Portfolio may borrow for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Each Portfolio may borrow up to 33-1/3% of its total assets. Investments (including roll-overs) will not be made when borrowings exceed 5% of a Portfolio's total assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

Small Capitalization and Emerging Growth Companies; Unseasoned Issuers.

                  Investments in small- and medium- sized and emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones. Under normal market conditions the Small Cap Value Portfolio and the Strategic Small Cap Portfolio will invest at least 80% of their net respective assets. The High Yield Portfolio will not invest more than 5% of its total assets and the Blue Chip Portfolio no more than 10% of its net assets in unseasoned issuers. For the purposes of the Small Cap Value Portfolio and the Strategic Small Cap Portfolio, "small" companies are those whose market capitalization at the time of purchase is within the range of capitalizations of companies in the Russell 2000 Index.

"Special Situation" Companies. (Blue Chip Portfolio, Small Cap Value Portfolio and Strategic Small Cap Portfolio)

                  The Blue Chip Portfolio, the Small Cap Value Portfolio and the Strategic Small Cap Portfolio may each invest in "special situation" companies. "Special situation" companies are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

General.

                  To the extent permitted by their investment restrictions, the Portfolios may invest in securities of companies of any size, whether traded on or off a national securities exchange. Portfolio holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.

                  In appropriate circumstances, such as when a direct investment by a Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder in a closed-end investment company, the

Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.

REITs (Blue Chip Portfolio, Small Cap Value Portfolio and Strategic Small Cap Portfolio).

                  Each of the Blue Chip Portfolio, Small Cap Value Portfolio and Strategic Small Cap Portfolio may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Trust, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

                  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Section 4(2) Paper (High Yield Portfolio).

                  The High Yield Portfolio may invest in "Section 4(2) paper." "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Portfolios which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above.

Non- Diversified Status (High Yield Portfolio, Strategic Small Cap Portfolio).

                  These Portfolios are classified as non- diversified within the meaning of the 1940 Act, which means that each Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified portfolio, each Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. Each Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of its taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer or of two or more issuers of which the Portfolio has 20% or more voting control and which are in similar or related trades or businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

                             INVESTMENT RESTRICTIONS

All Portfolios.

                  Certain investment limitations may not be changed without the affirmative vote of the holders of a majority of the relevant Portfolio's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. If a percentage restriction (other than the percentage limitations set forth in No. 1 below for the Portfolios) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

                  The following investment limitations numbered 1 through 8 are Fundamental Restrictions. Investment limitations 9 through 15 may be changed by a vote of the Board at any time.

                  Each of the Portfolios may not:

                  1. Borrow money, except that the Portfolio may (a) borrow from banks and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolio may not exceed 33 1/3% of the value of the Portfolio's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Issue any senior securities, except as permitted under the 1940 Act;

                  3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as (a) it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and (b) the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting;

                  4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

                  5. Purchase or sell commodities or commodity contracts, except that a Portfolio may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and may purchase and sell stock index and currency options, futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

                  6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction (i) the acquisition of bonds, debentures or other debt instruments or fixed-income securities or interests therein and investment in government obligations, Loan Participations and Assignments and other structured securities, short-term commercial paper, certificates of deposit and bankers' acceptances; and (ii) the purchase of restricted or illiquid securities shall not be deemed to be the making of a loan.

                  7. Purchase any securities which would cause 25% or more of the value of a Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, or in municipal bonds (including industrial development bonds) and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

                  8. For the Blue Chip and Small Cap Value Portfolios only, purchase the securities of any issuer if as a result (a) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer or (b) the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that these percentage limitations do not apply to U.S. Government Securities and except that up to 25% of the value of the Portfolio's total assets may be invested without regard to these percentage limitations.

                  In addition to the fundamental investment limitations specified above, the Portfolios may not:

                  9. Make investments for the purpose of exercising control or management, but investments by the Portfolio in controlled investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

                  10. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and sales of securities, and except that the Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts and transactions in currencies.

                  11. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options, purchase of securities on a "when-issued," forward commitment or delayed-delivery basis, collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts and hedging transactions in general and short sales "against the box."

                  13. Invest more than 15% of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

                  14. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Portfolio's net assets.

                  15. Make additional investments (including roll-overs) if the Portfolio's borrowings exceed 5% of its net assets.

                  For purposes of Investment Limitation No. 12, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

                               PORTFOLIO VALUATION

                  The following is a description of the procedures used by each Portfolio in valuing its assets.


                  Securities listed on an exchange or traded in an OTC market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time. In determining the market value of portfolio investments, each Portfolio may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS

                  CSAM is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective and for supervising the activities of the sub-investment advisers to the applicable Portfolios. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark- up or mark- down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

                  CSAM will select specific portfolio investments and effect transactions for each Portfolio. In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The value of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The value of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques, securities ranking services and general research services. Research received from brokers or dealers is supplemental to CSAM's own research program. The fees to CSAM under its advisory agreements ("Advisory Agreements") with each Portfolio are not reduced by reason of its receiving any brokerage and research services.

                  All orders for transactions in securities or options on behalf of a Portfolio are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and affiliates of Credit Suisse Group ("Credit Suisse"). A Portfolio may utilize CSAMSI, the Portfolio's distributor and an affiliate of CSAM, or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

                  Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston Corporation ("CS First Boston") or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, a Portfolio will not give preference to any institutions with whom the Portfolio enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.


                  Transactions for the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Portfolios will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

                               PORTFOLIO TURNOVER

                  The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.

                  It is not possible to predict the Portfolios' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income.

                             MANAGEMENT OF THE TRUST

Officers and Board of Trustees.

                  The business and affairs of the Trust are managed by the Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts. The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. Under the Trust's Declaration of Trust, the Board may classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of the Trust's shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Trust.

The names (and ages) of the Trust's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Name, Address and Age               Position(s)   Term of        Principal               Number of    Directorships
                                    Held with     Office(1) and  Occupation(s) During    Portfolios   Held by
                                    Trust         Length of      Past Five Years         in Fund      Trustee/Officer
                                                  Time Served                            Complex
                                                                                         Overseen
                                                                                         by
                                                                                         Trustee/
                                                                                         Officer
INDEPENDENT TRUSTEES
Richard H. Francis                  Trustee        Since         Currently retired;      59           Director of The
40 Grosvenor Road                   and Audit      1999          Executive Vice                       Indonesia Fund,
Short Hills, New Jersey 07078       Committee                    President and Chief                  Inc.
Age: 70                             Member                       Financial Officer of
                                                                 Pan Am Corporation
                                                                 and Pan American
                                                                 World Airways, Inc.
                                                                 from 1988 to 1991

Jack W. Fritz                       Trustee        Since         Private investor;       59           Director of Advo,
2425 North Fish Creek Road          and Audit      Trust         Consultant and                       Inc. (direct mail
P.O. Box 1287                       Committee      inception     Director of Fritz                    advertising)
Wilson, Wyoming 83014               Member                       Broadcasting, Inc.
Age: 75                                                          and Fritz
                                                                 Communications
                                                                 (developers and
                                                                 operators of radio
                                                                 stations) since 1987

Jeffrey E. Garten                   Trustee        Since 1998(2) Dean of Yale School     59           Director of
Box 208200                          and Audit                    of Management and                    Aetna, Inc.;
New Haven, Connecticut              Committee                    William S. Beinecke                  Director of
06520-8200                          Member                       Professor in the                     Calpine Energy
Age: 55                                                          Practice of                          Corporation
                                                                 International Trade
                                                                 and Finance;

(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. Mr. Garten resigned as Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

Name, Address and Age               Position(s)  Term of         Principal               Number of    Directorships
                                    Held with    Office(1) and   Occupation(s) During    Portfolios   Held by
                                    Trust        Length of       Past Five Years         in Fund      Trustee/Officer
                                                 Time Served                             Complex
                                                                                         Overseen
                                                                                         by
                                                                                         Trustee/
                                                                                         Officer
                                                                 Undersecretary of
                                                                 Commerce for
                                                                 International Trade
                                                                 from November 1993 to
                                                                 October 1995;
                                                                 Professor at Columbia
                                                                 University from
                                                                 September 1992 to
                                                                 November 1993

Peter F. Krogh                      Trustee        Since         Dean Emeritus and       59           Member of Board
301 ICC                             and Audit      2001          Distinguished                        of The Carlisle
Georgetown University               Committee                    Professor of                         Companies Inc.;
Washington, DC 20057                Member                       International Affairs                Member of
Age: 65                                                          at the Edmund A.                     Selection
                                                                 Walsh School of                      Committee for
                                                                 Foreign Service,                     Truman Scholars
                                                                 Georgetown                           and Henry Luce
                                                                 University; Moderator                Scholars;  Senior
                                                                 of PBS foreign                       Associate of
                                                                 affairs television                   Center for
                                                                 series                               Strategic and
                                                                                                      International
                                                                                                      Studies; Trustee
                                                                                                      of numerous world
                                                                                                      affairs
                                                                                                      organizations

James S. Pasman, Jr.                Trustee        Since         Currently retired;      59           Director of
29 The Trillium                     and Audit      1999          President and Chief                  Education
                                    Committee
                                    Member

Name, Address and Age               Position(s)  Term of         Principal               Number of    Directorships
                                    Held with    Office(1) and   Occupation(s) During    Portfolios   Held by
                                    Trust        Length of       Past Five Years         in Fund      Trustee/Officer
                                                 Time Served                             Complex
                                                                                         Overseen
                                                                                         by
                                                                                         Trustee/
                                                                                         Officer
Pittsburgh, Pennsylvania 15238                                   Operating Officer of                 Management Corp.,
Age: 71                                                          National InterGroup,                 Tyco
                                                                 Inc. from April 1989                 International
                                                                 to March 1991;                       Ltd.; Credit
                                                                 Chairman of Permian                  Suisse Asset
                                                                 Oil Co. from April                   Management Income
                                                                 1989 to March 1991                   Fund, Inc.;
                                                                                                      Trustee of Credit
                                                                                                      Suisse High Yield
                                                                                                      Bond Fund;
                                                                                                      Deutsche VIT
                                                                                                      Funds (overseeing
                                                                                                      six portfolios)

Steven N. Rappaport                 Trustee        Since         President of Loanet,    59           Director of The
Loanet, Inc.                        and Audit      1999          Inc. (on-line                        First Israel
40 East 52nd Street,                Committee                    accounting service)                  Fund, Inc.
New York, New York 10022            Member                       since 1997; Executive
Age: 53                                                          Vice President of
                                                                 Loanet, Inc. from
                                                                 1994 to 1997;
                                                                 Director, President,
                                                                 North American
                                                                 Operations, and
                                                                 former Executive Vice
                                                                 President from 1992
                                                                 to 1993 of Worldwide

Name, Address and Age               Position(s)  Term of         Principal               Number of    Directorships
                                    Held with    Office(1) and   Occupation(s) During    Portfolios   Held by
                                    Trust        Length of       Past Five Years         in Fund      Trustee/Officer
                                                 Time Served                             Complex
                                                                                         Overseen
                                                                                         by
                                                                                         Trustee/
                                                                                         Officer
                                                                 Operations of
                                                                 Metallurg Inc.;
                                                                 Executive Vice
                                                                 President, Telerate,
                                                                 Inc. from 1987 to
                                                                 1992; Partner in the
                                                                 law firm of Hartman &
                                                                 Craven until 1987


INTERESTED TRUSTEE

William W. Priest(3)                Trustee        Since         Senior Partner and      59           Director of The
Steinberg Priest & Sloane Capital   and Audit      1999          Fund Manager,                        Brazilian Equity
Management, LLC                     Committee                    Steinberg Priest &                   Fund, Inc.; The
12 East 49th Street                 Chairman                     Sloane Capital                       Chile Fund, Inc.;
12th Floor                                                       Management, LLC                      The Emerging
New York, New York 10017                                         since March 2001;                    Markets
Age: 60                                                          Chairman and Managing                Telecommunications
                                                                 Director of CSAM from                Fund, Inc.; The
                                                                 2000 to February                     First Israel
                                                                 2001, Chief Executive                Fund, Inc.; The
                                                                 Officer and Managing                 Latin America
                                                                 Director of CSAM from                Equity Fund,
                                                                 1990 to 2000                         Inc.; The
                                                                                                      Indonesia Fund,

(3) Mr. Priest is a Trustee who is an "interested person" of the Trust and the Portfolios as defined in the 1940 Act, because he was an officer of CSAM until February 2001.

Name, Address and Age               Position(s)  Term of         Principal               Number of    Directorships
                                    Held with    Office(1) and   Occupation(s) During    Portfolios   Held by
                                    Trust        Length of       Past Five Years         in Fund      Trustee/Officer
                                                 Time Served                             Complex
                                                                                         Overseen
                                                                                         by
                                                                                         Trustee/
                                                                                         Officer
                                                                                                      Inc.; and Credit
                                                                                                      Suisse Asset
                                                                                                      Management Income
                                                                                                      Fund, Inc.

OFFICERS

Hal Liebes, Esq.                    Vice           Since 1999    Managing Director and   --           --
Credit Suisse Asset Management,     President                    General Counsel of
LLC                                 and Secretary                CSAM; Associated with
466 Lexington Avenue                                             Lehman Brothers, Inc.
New York, New York 10017-3147                                    from 1996 to 1997;
Age:  37                                                         Associated with CSAM
                                                                 from 1995 to 1996;
                                                                 Associated with
                                                                 CS First Boston
                                                                 Investment
                                                                 Management from
                                                                 1994 to 1995;
                                                                 Associated with
                                                                 Division of
                                                                 Enforcement,
                                                                 U.S. Securities
                                                                 and Exchange
                                                                 Commission from
                                                                 1991 to 1994

Michael A. Pignataro                Treasurer      Since 1999    Director and Director   --           --
Credit Suisse Asset Management,     and Chief                    of Fund
LLC                                 Financial                    Administration of
466 Lexington Avenue                Officer                      CSAM; Associated with
New York, New York 10017-3147                                    CSAM since 1984
Age:  42

Name, Address and Age               Position(s)  Term of         Principal               Number of    Directorships
                                    Held with    Office(1) and   Occupation(s) During    Portfolios   Held by
                                    Trust        Length of       Past Five Years         in Fund      Trustee/Officer
                                                 Time Served                             Complex
                                                                                         Overseen
                                                                                         by
                                                                                         Trustee/
                                                                                         Officer
Gregory N. Bressler, Esq.           Assistant      Since 2000    Vice President and      --           --
Credit Suisse Asset Management,     Secretary                    Legal Counsel of CSAM
LLC                                                              since January 2000;
466 Lexington Avenue                                             Associated with the
New York, New York 10017-3147                                    law firm of Swidler
Age:  35                                                         Berlin Shereff
                                                                 Friedman LLP from
                                                                 1996 to 2000

Kimiko T. Fields, Esq.              Assistant      Since 2002    Assistant Vice          --           --
Credit Suisse Asset Management,     Secretary                    President and Legal
LLC                                                              Counsel of CSAM since
466 Lexington Avenue                                             December, 2000;
New York, New York 10017-3147                                    Assistant Vice
Age:  38                                                         President,
                                                                 Institutional
                                                                 Marketing
                                                                 Department,
                                                                 CSAM since
                                                                 January 2000;
                                                                 Marketing
                                                                 Associate,
                                                                 International
                                                                 Equity
                                                                 Department,
                                                                 Warburg Pincus
                                                                 Asset
                                                                 Management,

Name, Address and Age               Position(s)  Term of         Principal               Number of    Directorships
                                    Held with    Office(1) and   Occupation(s) During    Portfolios   Held by
                                    Trust        Length of       Past Five Years         in Fund      Trustee/Officer
                                                 Time Served                             Complex
                                                                                         Overseen
                                                                                         by
                                                                                         Trustee/
                                                                                         Officer
                                                                 Inc. since
                                                                 January 1998;
                                                                 self-employed
                                                                 author and
                                                                 consultant,
                                                                 from January
                                                                 1996 to
                                                                 December 1997.

Rocco A. DelGuercio                 Assistant      Since 1999    Vice President and      --           --
Credit Suisse Asset Management,     Treasurer                    Administrative
LLC                                                              Officer of CSAM;
466 Lexington Avenue                                             Associated with CSAM
New York, New York 10017-3147                                    since June 1996;
Age:  39                                                         Assistant Treasurer,
                                                                 Bankers Trust Corp.
                                                                 -- Fund
                                                                 Administration from
                                                                 March 1994 to June
                                                                 1996; Mutual Fund
                                                                 Accounting
                                                                 Supervisor, Dreyfus
                                                                 Corporation from
                                                                 April 1987 to March
                                                                 1994
Joseph Parascondola                 Assistant      Since 2000    Assistant Vice          --           --
Credit Suisse Asset Management,     Treasurer                    President - Fund
LLC                                                              Administration of
466 Lexington Avenue                                             CSAM since April
New York, New York 10017-3147                                    2000; Assistant Vice

Name, Address and Age               Position(s)  Term of         Principal               Number of    Directorships
                                    Held with    Office(1) and   Occupation(s) During    Portfolios   Held by
                                    Trust        Length of       Past Five Years         in Fund      Trustee/Officer
                                                 Time Served                             Complex
                                                                                         Overseen
                                                                                         by
                                                                                         Trustee/
                                                                                         Officer
Age:  38                                                         President, Deutsche
                                                                 Asset Management from
                                                                 January 1999 to April
                                                                 2000; Assistant Vice
                                                                 President, Weiss,
                                                                 Peck & Greer LLC from
                                                                 November 1995 to
                                                                 December 1998

             OWNERSHIP IN SECURITIES OF THE TRUST AND TRUST COMPLEX
As reported to the Trust, the information in the following table reflects beneficial ownership by the Trustees of certain Securities of December 31, 2001.

Name of Trustee                     Dollar Range              Aggregate Dollar Range of Equity
                               of Equity Securities             Securities in all Registered
                                   in the Trust               Investment Companies Overseen by
                                                             Trustee in Family of Investment
                                                                      Companies*,(3)
INDEPENDENT TRUSTEE

Richard H. Francis                                                          E

Jack W. Fritz                           A                                   E

Jeffrey E. Garten                       A                                   B

Peter F. Krogh                          A                                   D

James S. Pasman, Jr.                                                        E

Name of Trustee                                                       Aggregate Dollar Range of Equity
                            Dollar Range                                Securities in all Registered
                            of Equity                                 Investment Companies Overseen by
                            Securities                                 Trustee in Family of Investment
                           of the Trust                                          Companies*,(3)
Steven N. Rappaport            A                                                        D

INTERESTED TRUSTEE

William W. Priest              A                                                        A

-------------------

* Key to Dollar Ranges:

    A.   None

    B.   $1 - $10,000

    C.   $10,000 - $50,000

    D.   $50,000 - $100,000

    E.   Over $100,000


                  No employee of CSAM, CSAMSI, PFPC Inc., the Trust's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust. For each fund in the Credit Suisse family of funds, each Trustee who is not a director, trustee, officer or employee of CSAM, CSAMSI, PFPC or any of their affiliates receives an annual fee of $750 for Trustee services provided to the Trust and $250 for each Board meeting attended in addition to reimbursement for expenses incurred in connection with attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and Mr. Rappaport, Chairman of the Audit Committee, receives an annual fee of $325 for serving on the Audit Committee.

The Trust's Board has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees of the Trust, namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Portfolio(s). It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Trust, its adviser and affiliates by the independent public accountants. During the Trust's most recent fiscal year, the Audit Committee met 3 times.

The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Trust's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Trust's Secretary. The Nominating Committee also considers the appointment of independent counsel to the independent Trustees. The Nominating Committee did not meet during the Trust's most recent fiscal year.

Trustees' Compensation.
                  (for the fiscal year ended December 31, 2001)

  Name of Trustee                                       Total                        Total Compensation from
                                                   Compensation from                 all Investment Companies
                                                        Trust                       in the Credit Suisse Fund
                                                                                             Complex(1)
William W. Priest(2)                                      None                                  None
Richard H. Francis                                      $3,000                               $110,250
Jack W. Fritz                                           $2,748                               $101,750
Jeffrey E. Garten(3)                                    $3,000                               $110,250
Peter F. Krogh(4)                                       $2,310                                $90,000
James S. Pasman, Jr.                                    $3,000                               $119,542
Steven N. Rappaport                                     $3,150                               $113,400
Alexander B. Trowbridge(5)                               $500                                 $23,350

--------------------------

(1) Each Trustee also serves as a Director or Trustee of 59 investment companies and portfolios for which CSAM serves as adviser.

(2) Mr. Priest had been an employee of CSAM, and, accordingly, receives no compensation from the Trust or any other investment company advised by CSAM.

(3)      Mr. Garten became a Trustee of the Trust effective December 21, 2000.

(4)      Mr. Krogh became a Trustee of the Trust effective February 6, 2001.

(5) Mr. Trowbridge resigned as a Trustee of the Trust effective February 6, 2001. A one-time benefit payment of $50,000 was provided by CSAM to Mr. Trowbridge who has agreed to leave the Board prior to the time he would have otherwise retired in order to facilitate the nomination of a consolidated Board for all mutual funds advised by CSAM.

Portfolio Managers.

                  High Yield Portfolio. The day-to-day portfolio management of the High Yield Portfolio is the responsibility of the CSAM High Yield Management Team, which consists of the following individuals:

                  Richard Lindquist is the manager of the CSAM High Yield Management Team. Mr. Lindquist has been associated with CSAM since 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Corp. Prior to joining CSAM, Mr. Lindquist was with First Boston since 1989. He has been a member of the High Yield Management Team since 1989.

                  Misia Dudley is a member of the High Yield Management Team. Ms Dudley has been associated with CSAM since 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Corp. Prior to joining CSAM, Ms Dudley was with First Boston since 1989. She has been a member of the High Yield Management Team since 1989.

                  Philip Schantz is a member of the High Yield Management Team. Mr. Schantz has been associated with CSAM since 2000. Prior to joining CSAM, Mr. Schantz was senior vice president and high-yield analyst at Prudential Securities, 1995 to 2000. He has been a member of the High Yield Management Team since 2000.

                  Mary Ann Thomas is a member of the High Yield Management Team. Ms. Thomas has been associated with CSAM since 1997. Prior to joining CSAM, Ms. Thomas was vice president and high-yield bond analyst at Prudential Insurance Company of America, 1994 to 1997. She has been a member of the High Yield Management Team since 2000.

                  John Tobin is a member of the High Yield Management Team. Mr. Tobin has been associated with CSAM since 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Corp. Prior to joining CSAM, Mr. Tobin was with First Boston since 1990. He has been a member of the High Yield Management Team since 1990.

                  Blue Chip Portfolio. Hugh M. Neuburger is the Portfolio Manager of the Blue Chip Portfolio. Mr. Neuburger holds B.A., M.A. and Ph.D. degrees in History from the University of Chicago, as well as an M.A. in Economics from the University of Illinois. He has published extensively, most recently having co-authored New Methods in Financial Modeling, and is a member of the board and past president of the Society of Quantitative Analysts. Mr. Neuberger has been associated with CSAM since Credit Suisse acquired Donaldson Lufkin Jenrette, Inc. ("DLJ") in November 2000. Prior to joining CSAM, Mr. Neuberger was at DLJ Asset Management Group ("DLJAM") from 1995 to 2000.

                  Small Cap Value Portfolio. Christopher F. Corapi has been Portfolio Manager of the Small Cap Value Portfolio since April 2002. Mr. Corapi is supported by the Credit Suisse Value Team. Mr. Corapi is the Head of U.S. Equities at CSAM, which he joined in July 2000. Prior to that, Mr. Corapi spent from 1991 until July 2000 in a number of positions at J.P. Morgan Investment Management ("JPMIM"). During his career at JPMIM, Mr. Corapi was a U.S. equity analyst with a concentration in the energy, basic industry, and consumer cyclical sectors, and last held the position of global head of emerging market equity research. Mr. Corapi holds a B.S. in Business Administration from Alfred University and is a Certified Public Accountant.

                  Strategic Small Cap Portfolio. The day-to-day management of the Strategic Small Cap Portfolio is the responsibility of the CSAM Small-Capitalization Core Equity Management Team, which consists of the following individuals:

                  Elizabeth B. Dater is a Co-Portfolio Manager of the Strategic Small Cap Portfolio and serves in similar positions with other Credit Suisse Funds. Ms. Dater has been associated with CSAM since Credit Suisse acquired Warburg Pincus Asset Management, Inc. ("WPAM") in July 1999. Ms. Dater joined WPAM in 1978 and served as director of research from 1984 to 1988 before founding the Warburg Pincus Small Cap and Post Venture Capital Group in 1988. Ms. Dater has been a regular panelist on the "Wall $treet Week with Louis Rukeyser " television show since 1976.

                  Roger M. Harris is a Co-Portfolio Manager of the Strategic Small Cap Portfolio and serves in similar positions with other Credit Suisse Funds. Mr. Harris has been associated with CSAM and has been a member of the CSAM Small-Capitalization Core Equity Management Team since Credit Suisse acquired WPAM in July 1999 and joined WPAM in 1996.

Code of Ethics.

                  The Trust, CSAM and CSAMSI have each adopted a written Code of Ethics (the "CSAM Code"), which permits personnel covered by the CSAM Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Portfolios. The CSAM Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolios; and (4) Covered Persons may not invest in initial public offerings.

                  The Board reviews the administration of the Codes at least annually and may impose sanctions for violations of the Codes.

Investment Adviser and Co-Administrators.

                  CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment advisor to each Fund pursuant to a written agreement. CSAM is the institutional and mutual fund asset management arm or Credit Suisse First Boston, and a wholly owned subsidiary of Credit Suisse Group. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of March 31, 2002, CSAM and its global affiliates managed approximately $303 billion in assets.

                  CSAM, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of the Portfolios in accordance with each Portfolio's investment objective and stated investment policies. CSAM makes investment decisions for each Portfolio and places orders to purchase or sell securities on behalf of the Portfolio. CSAM also employs a support staff of management personnel to provide services to the Trust and furnishes the Trust with office space, furnishings and equipment.

                  Prior to July 6, 1999, WPAM served as investment adviser to each Portfolio. On that date, Credit Suisse acquired WPAM and combined WPAM with Credit Suisse's existing U.S.-based asset management business ("Credit Suisse Asset Management"). Consequently, the combined entity, CSAM, became the Portfolios' investment adviser. Credit Suisse Asset Management, formerly known as BEA Associates, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

                  CSAMSI and PFPC serve as co-administrators to the Trust pursuant to separate written agreements (the "CSAMSI Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). CSAMSI became co-administrator to the Trust on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("Counsellors Service") served as co-administrator to the Trust. Effective mid-2002, State Street will become the co-administrator to the Trust, replacing PFPC.

                  For the services provided by CSAM, the Trust pays CSAM a fee calculated at an annual rate equal to percentages of the relevant Portfolio's average daily net assets. For the High Yield Portfolio, CSAM is paid a fee equal to 0.70% of the Portfolio's average daily net assets. For the Blue Chip Portfolio, CSAM is paid a fee equal to 0.75% of the Portfolio's average daily net assets, which is reduced to 0.50% of the average daily net assets in excess of $100 million. For the Small Cap Value Portfolio, CSAM is paid a fee equal to 0.875% of the Portfolio's average daily net assets, which is reduced to 0.75% of the average daily net assets between $100 million and $200 million and 0.625% of the average daily net assets in excess of $200 million. For the Strategic Small Cap Portfolio, CSAM is paid a fee equal to 0.95% of the Portfolio's average daily net assets.

                  The Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a majority of the outstanding voting securities of the Trust, and in either event, by a majority of the Independent Trustees of the Trust's Board with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the Trust's Advisory Agreement, the Board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the investment advisor or its affiliates in connection with providing services to the Trust, compared the fees charged to those of similar funds or clients for comparable services, and analyzed the expenses incurred by the Adviser with respect to the Trust. The Board also considered the Trust's performance relative to a selected peer group and the total expenses of the Trust in comparison to other funds of comparable size and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Trust performance and Adviser services, and benefits potentially accruing to the Adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the investment adviser, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Trust. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Advisory Agreement was in the best interests of the Trust and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreement with the investment advisor. The Independent Trustees were advised by separate independent legal counsel throughout the process. The Trust or the Adviser may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

                  CSAM and the Portfolios' co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Portfolios.

                  As co-administrator, CSAMSI provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. CSAMSI also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and developing and monitoring compliance procedures for the Portfolios. As compensation, each Portfolio pays CSAMSI a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.

Advisory Fees paid to CSAM (portion of fees waived, if any, are noted in parentheses next to the amount earned)

                                Fiscal period ended
                                 December 31, 2001
Blue Chip Portfolio          $ 3,189        ($ 3,189)
Small Cap Value Portfolio    $ 2,470        ($ 2,470)

Co-Administration Fees paid to PFPC (portions of fees waived, if any, are noted in parenthesis next to the amount earned)

                                    Fiscal period ended
                                     December 31, 2001
Blue Chip Portfolio              $ 574          ($ 319)
Small Cap Value Portfolio        $ 467          ($ 212)

Co-Administration Fees paid to CSAMSI

                             Fiscal period ended
                              December 31, 2001
Blue Chip Portfolio              $ 425
Small Cap Value Portfolio        $ 282


                  As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolios and assists in related aspects of the Portfolios' operations. As compensation, each of the Blue Chip Portfolio, Small Cap Value Portfolio and the Strategic Small Cap Portfolio pays PFPC a fee calculated at an annual rate of .075% of the Portfolio's first $500 million in average daily net assets, .065% of the next $1 billion in average daily net assets, and .055% of average daily net assets over $1.5 billion. The High Yield Portfolio pays PFPC a fee calculated at an annual rate of .07% of the Portfolio's first $150 million in average daily net assets, .06% of the next $150 million in average daily net assets, and .05% of average daily net assets over $300 million. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

Custodian and Transfer Agent.

                  State Street Bank and Trust Company ("State Street") serves as custodian of each Portfolio's assets. Pursuant to a custodian agreement, State Street (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) makes receipts and disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities held by it and
(v) makes periodic reports to the Board concerning the Trust's custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositaries as sub-custodian on behalf of the Portfolios. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of each Portfolio,
(ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub- accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Trust. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Distribution and Shareholder Servicing.

                  Distributor. CSAMSI serves as distributor of each Portfolios' shares. CSAMSI offers the Portfolios' shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

                  The Trust has adopted a Distribution Agreement (the "Distribution Agreement") and a 12b-1 Plan for the Class 2 shares of the Small Cap Value Portfolio, to permit the Trust to compensate CSAMSI for activities associated with the distribution of the these shares.

                  The 12b-1 Plan for the Class 2 shares was initially approved by the Trustees, including a majority of the non-interested Trustees, on February 12, 2002, and by the sole shareholder of the Class on February 12, 2002. As approved, the Class 2 Plan currently provides that a distribution and shareholder servicing fee of .25% per year of the average daily net assets of the Class 2 shares of the Small Cap Value Portfolio will be paid as compensation to CSAMSI.

                  With respect to the Class 2 shares of the Small Cap Value Portfolio, CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering portfolio shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the Small Cap Value Portfolio may reimburse a portion of these payments.

                  The 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Trustees who are not interested persons of the Trust or the Portfolios and who have no direct or indirect financial interest in the operation of the 12b-1 Plan ("Independent Trustees"). Any material amendment of the 12b-1 Plan would require the approval of the Board in the same manner. The 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval. The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the shares of the Small Cap Value Portfolio.

                  Shareholder Servicing. The Trust has authorized certain insurance companies ("Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the relevant Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Trust may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Trust in proper form will be priced at the relevant Portfolio's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if a Portfolio's shares are purchased directly from the Trust.

                  For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to .40% of the average annual value of accounts with the Trust maintained by such Service Organizations and/or the value of assets invested in the Portfolios (the "Service Fee"). Service Organizations may also be paid additional amounts related to marketing costs. Service Fees may be paid on a one-time or ongoing basis. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Portfolios may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

Organization of the Trust.

                  The Trust was organized on March 15, 1995 under the laws of the Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of eleven series have been authorized, four of which constitute the interests in the Portfolios. The Small Cap Value Portfolio has two classes of shares of beneficial interest outstanding; the Small Cap Value initial class of shares and the Small Cap Value Class 2 shares. The Emerging Markets, Large Cap Value, International Focus, Global Post-Venture Capital, Small Cap Growth, Emerging Growth and Global Telecommunications Portfolios of the Trust, respectively, are described in separate prospectuses and statements of additional information. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.

                  Effective May 1, 2001, the Trust was renamed "Credit Suisse Warburg Pincus Trust". This name change was effected to more easily identify the Trust with CSAM, its investment adviser. On or about December 12, 2001, the "Credit Suisse Warburg Pincus Trust" changed its name to "Credit Suisse Trust." On or about December 12, 2001, the "Small Company Growth Portfolio," "Value Portfolio," and "International Equity Portfolio" changed their names to the "Small Cap Growth Portfolio," "Large Cap Value Portfolio," and "International Focus Portfolio," respectively. In addition on or about December 12, 2001, the Fund family's new internet address was changed to www.creditsuissefunds.com and the net asset values of the Credit Suisse Family of Funds became listed in the Wall Street Journal under the heading "Credit Suisse."

                  When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a participating insurance company ("Participating Insurance Company") is required to request voting instructions from the owners of separate account variable contracts ("Variable Contracts") and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Tax-qualified pension and retirement plans ("Plans") may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

                  Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of a Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from a Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the relevant Portfolio would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the relevant Portfolio. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                  All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Shares of the Portfolios may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. The offering price of each Portfolio's shares is equal to its per share net asset value.

                  Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Portfolio at the beginning of the period.


                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The discussion set out below of tax considerations generally affecting each Portfolio and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

                  Each Portfolio intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. If it qualifies as a regulated investment company, a Portfolio will effectively pay no federal income taxes on its investment company taxable income (that is, all of its taxable income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses ("net realized capital gains")) and on its net realized capital gains that are distributed to Shareholders. To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its Shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to Shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the Shareholders' hands as long-term capital gains. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code which relate to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the Variable Contract owner, rather than the Participating Insurance Company, to be treated as the owner of the assets held by the separate account. If the Variable Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if ever, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Portfolio. While a Portfolio's investment goal is fundamental and may be changed only by a vote of a majority of the Portfolio's outstanding shares, the Board reserves the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing a Variable Contract owner to be considered the owner of the shares of the Portfolio underlying the separate account.

                  A Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also (a) will require each Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against-the-box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

                  Investments by a Portfolio in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its Shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the Shareholders of the Portfolio.

                  Because shares of a Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.

Investment in Passive Foreign Investment Companies.

                  If a Portfolio purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of such shares, even though the income may have to be distributed by the Portfolio to its Shareholders, the Variable Contracts and Plans. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Portfolio. Certain interest charges may be imposed on the Portfolio with respect to deferred taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

                  A Portfolio may be eligible to elect Qualified Electing Fund treatment with respect to its PFIC investments, which would require the Portfolio to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of PFIC stock, but such an election may have the effect of accelerating the recognition of income and gains by the Portfolio compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Portfolio.
                  Alternatively, a Portfolio may in some cases make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. If such an election were made, the Portfolio would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized PFIC gains. The election, once made, would be effective for all subsequent taxable years of the

Portfolio, unless revoked with the consent of the IRS. By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

                  Income received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. The foreign taxes paid by a Portfolio will reduce its return from investments in the Portfolio.

                          DETERMINATION OF PERFORMANCE

                  From time to time, a Portfolio may quote its total return in advertisements or in reports and other communications to shareholders. Such total return figures show the average percentage change in value of an investment in a Portfolio from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio.

                  Total return is calculated by finding the average annual compounded rates of return for the one-, five-, and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

                  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Portfolio's return over a longer market cycle. A Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Portfolio for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

                  A Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the second immediately preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

                  A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Performance quotations for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan, which would reduce the returns described in this section.

                  A Portfolio may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the High Yield Portfolio, with the Credit Suisse First Boston Domestic and High Yield Index and with appropriate indices prepared by Frank Russell Company relating to securities represented in the Portfolio, which are unmanaged indices of fixed income securities; in the case of the Blue Chip Portfolio, with the S&P 500 Index and with appropriate indices prepared by Frank Russell Company relating to securities represented in the Portfolio, which are unmanaged indices of common stocks; in the case of the Small Cap Value Portfolio, with the Russell 2000 Value Index and with other appropriate indices prepared by Frank Russell Company relating to securities represented in the Portfolio, which are unmanaged indices of common stocks; in the case of the Strategic Small Cap Portfolio, with the Russell 2000 Growth Index and with other appropriate indices prepared by Frank Russell Company, relating to securities represented in the Portfolio which are unmanaged indicies of common stocks; and (iii) other appropriate indices of investment securities or with data developed by CSAM derived from such indices. A Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

                  In reports or other communications to investors or in advertising, each Portfolio may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. Each Portfolio may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP, with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Trust. Willkie Farr & Gallagher serves as counsel for the Trust and provides legal services from time to time for CSAM and CSAMSI.

                              FINANCIAL STATEMENTS

                  The Trust will furnish without charge a copy of each Portfolio's Annual Reports upon request by calling the Trust at 1-800-222-8977. Because the High Yield Portfolio and the Strategic Small Cap Portfolio have not yet commenced operation, they have no financial information to report.

                                  MISCELLANEOUS

                  As of March 5, 2002, the name, address and percentage of ownership of each person that owns of record 5% or more of each Portfolio's outstanding shares were as follows:

Blue Chip Portfolio                               Shares
Fidelity Investment Institutional                 75.67%
Operations CNT as Agent for certain
employee benefit plans
100 Magellan Way
Covington, KY 41015-1999

Small Cap Portfolio                               Shares

AIG Life Insurance Co #2                         100.00%
1 Alico Plaza VACC
Wilmington, DE 19801-3708

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near- term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper- medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short- Term Note Ratings

                  The following summarizes the two highest ratings used by S&P for short- term notes:

                  SP- 1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

                  SP- 2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short- term notes and variable rate demand obligations:

                  MIG- 1/VMIG- 1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad- based access to the market for refinancing, or both.

                  MIG- 2/VMIG- 2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

                  The following summarizes the ratings used by S&P for Municipal
Obligations:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Bonds rated BB have less near- term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.


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                  B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the highest four municipal ratings used by Moody's:

                  Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


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
                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


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